UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

April 7, 2009

SHOTGUN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

         Nevada                      000-13577                         88-0195105

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

                   719 – 30th Ave., Pointe-Calumet, Quebec, Canada                          J0N 1G1

                       (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:

(514) 688-3289

382 52 Ave., Pointe-Calumet, Quebec, Canada           J0N 1G4

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Name Change.   The Registrant announces that a majority of the shareholders entitled to vote on such matters approved a change of name from Shotgun Energy Corporation to “Organa Gardens International Inc.”  On February 26, 2009, a Certificate of Amendment to its Articles of Incorporation was filed with the State of Nevada changing the name to Organa Gardens International Inc.

The Company also took the necessary steps to change its symbol and CUSIP Number. Therefore, the CUSIP Number has changed from 825358 10 4 to 68618Y 10 6. Effective at the opening of business on April 7, 2009, the symbol will change from SGNE to “OGNG”.

The name change did not involve any change in the issued or authorized capital of the Company. The Company’s new website is www.organagardens.com.

SECTION 9.  EXHIBITS.

(c)  Exhibits

Exhibit No.        Description

-----------     --------------------------

99.01            News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Shotgun Energy Corporation

/s/: Christopher Scheive

DATED:  April 7, 2009

   By: Christopher Scheive

   President